UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 17, 2008

NATUREWELL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26108 (Commission File Number)	94-2901715 (IRS Employer Identification No.)

110 West C Street, San Diego, California 92101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code  (619) 234-0222

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding NatureWell's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render NatureWell's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause NatureWell's actual results to differ from management's current expectations are contained in NatureWell's filings with the Securities and Exchange Commission. NatureWell undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 3.03  Material Modification to Rights of Security Holders

Effective September 17, 2008 the Board of Directors of NatureWell, Incorporated (the "Company") authorized the creation of a new Series D convertible preferred stock (the "Series D Preferred Stock") and a new Series E convertible preferred stock (the "Series E Preferred Stock"). In the event that the Series D Preferred Stock or Series E Preferred Stock is issued and subsequently converted, there would be substantial dilution of the current holders of the Company's common stock.

At this time the Company has not issued any shares of either the Series D Preferred Stock or Series E Preferred Stock.

A copy of the certificates of designations, preferences and rights for the Series D Preferred Stock and the Series E Preferred Stock is filed herewith as Exhibits 10.1 and 10.2, respectively.

The Series D Preferred Stock

The Company has authorized the issuance of up to 500,000 shares of the Series D Preferred Stock, each share having the rights, privileges and preferences outlined below. The certificate of designation describes such rights, privileges and preferences in detail and is attached hereto as Exhibit 10.1 (the "Certificate of Designation").

  Par value $.01 per share.

  Liquidation preference of $1,000 per share.

  Original issue price of $1,000 per share.

  Senior to common stock and the Series E Preferred Stock.

  Each share is convertible into 800 shares of common stock, provided however, in no event shall the Company permit such conversion, into that number of shares of common stock which, when added to number of shares of common stock already beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), by the holder, would cause the holder's beneficial ownership of common stock to exceed 4.99% of the number of shares of common stock outstanding as of the conversion date for the shares of Series D Preferred Stock that the holder seeks to convert.

  Annual cumulative cash dividend of ten percent (10%), paid quarterly.

  At the option of the Company each share is callable at a price of $1,300.

  On any matter for which the shareholders of the Company are entitled to vote, each share of Series D Preferred Stock shall be entitled to cast a number of votes equal to the number of whole shares of Common Stock into which such share of Series D Preferred Stock could then be converted into.

  Without the approval of the holders of at least eighty percent (80%) of the Series D Preferred Stock, the Company shall not, and none of its subsidiaries shall (either directly or by amendment, merger, consolidation, or otherwise) (i) take, or commit to take, any action for which the consent of another series of preferred stock is required (either voting separately as a single class or voting with another series of preferred stock together); (ii) take, or commit to take, any of the actions set forth under "Protective Provisions" on Exhibit A to the Certificate of Designation; or (iii) take, or commit to take, any action for which the separate consent of the Series D Preferred Stock is required by law.

The original issue price of the Series D Preferred shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series D Preferred Stock; provided, however, that there shall be no adjustment for any reverse stock split that occurs in connection with the potential acquisition as more fully described in the certificate of designation.

In addition to those restrictions described in bullet point 8 above, the Series D Preferred Stock designation contains a number of other restrictive covenants and protective provisions which restrict the Company from taking a number of actions without approval of 80% of the holders of the Series D Preferred Stock. The certificate of designation attached hereto as Exhibit 10.1 should be read to obtain details of such restrictive covenants and protective provisions.

The Series E Preferred Stock

  Par value $.01 per share.

  Liquidation preference of $1,000 per share.

  Original issue price of $1,000 per share.

  Senior to common stock, but subordinated to Series D Preferred Stock.

  Each share is convertible into 1,333 shares of common stock, provided however, in no event shall the Company permit such conversion, into that number of shares of common stock which, when added to number of shares of common stock already beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), by the holder, would cause the holder's beneficial ownership of common stock to exceed 4.99% of the number of shares of common stock outstanding as of the conversion date for the shares of Series D Preferred Stock that the holder seeks to convert.

  Annual cumulative cash dividend of ten percent (10%), paid quarterly.

  At the option of the Company each share is callable at a price of $1,300.

  On any matter for which the shareholders of the Company are entitled to vote, each share of Series D Preferred Stock shall be entitled to cast a number of votes equal to the number of whole shares of Common Stock into which such share of Series D Preferred Stock could then be converted into.

  Without the approval of the holders of at least eighty percent (80%) of the Series E Preferred Stock, the Company shall not, and none of its subsidiaries shall (either directly or by amendment, merger, consolidation, or otherwise) (i) take, or commit to take, any action for which the consent of another series of preferred stock is required (either voting separately as a single class or voting with another series of preferred stock together); (ii) take, or commit to take, any of the actions set forth under "Protective Provisions" on Exhibit A to the Certificate of Designation; or (iii) take, or commit to take, any action for which the separate consent of the Series E Preferred Stock is required by law.

The original issue price of the Series E Preferred shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series E Preferred Stock; provided, however, that there shall be no adjustment for any reverse stock split that occurs in connection with the potential acquisition as more fully described in the certificate of designation.

In addition to those restrictions described in bullet point 8 above, the Series E Preferred Stock designation contains a number of other restrictive covenants and protective provisions which restrict the Company from taking a number of actions without approval of 80% of the holders of the Series E Preferred Stock. The certificate of designation attached hereto as Exhibit 10.2 should be read to obtain details of such restrictive covenants and protective provisions.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

By resolution made effective on September 17, 2008 the Board of Directors' authorized the creation of the Series D Preferred Stock and Series E Preferred Stock (described in Item 3.03 herein), pursuant to Article Fourth of the Company's articles of incorporation. As a result of such Board action Article Fourth has effectively been amended by creating two new series of preferred stock.

Article Fourth permits the issuance of preferred shares from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares as adopted by the Board of Directors; the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series, the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative, the redemption price or prices for the particular series, the voting powers for the particular series, the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for subsequent adjustment of such conversion rights, the rights, if any, of the particular series to participate in distributions or payments upon liquidation, dissolution or winding up of the corporation, and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

Exhibit Number	Description

10.1	Certificate of Designation for the Series D Preferred Stock.
10.2	Certificate of Designation for the Series E Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUREWELL INCORPORATED

Date: September 23, 2008	/s/ James R. Arabia

James R. Arabia Chairman, Chief Executive Officer